                                   EXHIBIT B

               TRANSACTIONS IN THE STOCK BY THE REPORTING PERSONS
               --------------------------------------------------
                           DURING THE PAST SIXTY DAYS
                           --------------------------


Settlement              For the
----------       By     ------        Quantity    Price per    Type of       Broker
  Date           --     Account of    --------    ---------    -------       ------
  ----                 -----------                  Share       Trade
--------------------------------------------------------------------------------------
  09/04/97   Partners      ZPG              2,400    $11.8750   Purchase        INET
--------------------------------------------------------------------------------------
  09/08/97   Partners      BVF              4,000    $12.7500   Purchase        MLCO
--------------------------------------------------------------------------------------
  09/08/97   Partners      ILL10            2,000    $12.7500   Purchase        MLCO
--------------------------------------------------------------------------------------
  09/08/97   Partners      BVF Ltd.         4,000    $12.7500   Purchase        MLCO
--------------------------------------------------------------------------------------
  09/09/97   Partners      BVF             12,000    $12.5000   Purchase        MLCO
--------------------------------------------------------------------------------------
  09/09/97   Partners      ILL10            5,000    $12.5000   Purchase        MLCO
--------------------------------------------------------------------------------------
  09/09/97   Partners      PAL              3,000    $12.5000   Purchase        MLCO
--------------------------------------------------------------------------------------
  09/09/97   Partners      ZPG              2,000    $12.5000   Purchase        MLCO
--------------------------------------------------------------------------------------
  09/09/97   Partners      BVF Ltd.         8,000    $12.5000   Purchase        MLCO
--------------------------------------------------------------------------------------
  09/10/97   Partners      BVF Ltd.         3,200    $12.2500   Purchase        PFTC
--------------------------------------------------------------------------------------
  09/11/97   Partners      BVF             13,000    $12.2500   Purchase        MLCO
--------------------------------------------------------------------------------------
  09/11/97   Partners      ILL10            3,000    $12.2500   Purchase        MLCO
--------------------------------------------------------------------------------------
  09/11/97   Partners      BVF Ltd.         9,000    $12.2500   Purchase        MLCO
--------------------------------------------------------------------------------------
  09/12/97   Partners      BVF              5,400    $12.1875   Purchase        INET
--------------------------------------------------------------------------------------
  09/12/97   Partners      BVF Ltd.         3,000    $12.1875   Purchase        INET
--------------------------------------------------------------------------------------
  10/01/97   Partners      BVF              6,400    $12.2773   Purchase        INET
--------------------------------------------------------------------------------------
  10/02/97   Partners      BVF                300    $12.3750   Purchase        INET
--------------------------------------------------------------------------------------
  10/03/97   Partners      BVF              5,000    $12.2500   Purchase        COWN
--------------------------------------------------------------------------------------
  10/15/97   Partners      BVF Ltd.         1,800    $12.1250   Purchase        INET
--------------------------------------------------------------------------------------
  10/17/97   Partners      BVF Ltd.         4,500    $12.2361   Purchase        INET
--------------------------------------------------------------------------------------
  10/27/97   Partners      BVF             25,000    $12.2500   Purchase        COWN
--------------------------------------------------------------------------------------
  10/27/97   Partners      PAL              5,000    $12.2500   Purchase        COWN
--------------------------------------------------------------------------------------
  10/27/97   Partners      BVF Ltd.        20,000    $12.2500   Purchase        COWN
--------------------------------------------------------------------------------------
  10/27/97   Partners      BVF Ltd.         4,500    $12.1250   Purchase        PFTC
--------------------------------------------------------------------------------------
  10/29/97   Partners      BVF             45,000    $12.0000   Purchase        COWN
--------------------------------------------------------------------------------------
  10/29/97   Partners      ILL10            4,000    $12.0000   Purchase        COWN
--------------------------------------------------------------------------------------
  10/29/97   Partners      PAL              5,000    $12.0000   Purchase        COWN
--------------------------------------------------------------------------------------


Settlement              For the
----------       By     ------        Quantity    Price per    Type of       Broker
  Date           --     Account of    --------    ---------    -------       ------
  ----                 -----------                  Share       Trade
--------------------------------------------------------------------------------------
  10/29/97   Partners      ZPG              3,000    $12.0000   Purchase        COWN
--------------------------------------------------------------------------------------
  10/29/97   Partners      BVF Ltd.        43,000    $12.0000   Purchase        COWN
--------------------------------------------------------------------------------------
  10/29/97   Partners      BVF             15,000    $12.0625   Purchase        MLCO
--------------------------------------------------------------------------------------
  10/30/97   Partners      BVF             30,000    $10.8750   Purchase        COWN
--------------------------------------------------------------------------------------
  10/30/97   Partners      ILL10            4,000    $10.8750   Purchase        COWN
--------------------------------------------------------------------------------------
  10/30/97   Partners      PAL              2,500    $10.8750   Purchase        COWN
--------------------------------------------------------------------------------------
  10/30/97   Partners      ZPG              2,000    $10.8750   Purchase        COWN
--------------------------------------------------------------------------------------
  10/30/97   Partners      BVF Ltd.        17,500    $10.8750   Purchase        COWN
--------------------------------------------------------------------------------------

     MLCO          Merrill Lynch & Co.
     INET          Instinet
     COWN          Cowen & Company
     PFTC          Preferred Technologies

SROS:

COMPANY DATA
     COMPANY CONFORMED NAME:
     CENTRAL INDEX KEY:
     STANDARD INDUSTRIAL CLASSIFICATION:
     IRS NUMBER:
     STATE OF INCORPORATION:
     FISCAL YEAR END:

BUSINESS ADDRESS
     STREET 1:
     STREET 2:
     CITY:
     STATE:
     ZIP:
     BUSINESS PHONE:

FORMER COMPANY
     FORMER CONFORMED NAME:
     DATE OF NAME CHANGE: